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                       MIDAMERICAN REALTY SERVICES COMPANY


                       ----------------------------------

                                SECOND AMENDMENT
                         Dated as of September 15, 1999


                                       to


                             NOTE PURCHASE AGREEMENT
                          Dated as of November 1, 1998

                       ----------------------------------



                       Re: $35,000,000 7.12% Senior Notes
                              Due November 1, 2010


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

                       SECOND AMENDMENT TO NOTE AGREEMENT

          THIS SECOND AMENDMENT dated as of September 15, 1999 (the or this "Second Amendment") to the Note Purchase Agreement dated as of November 1, 1998 is between MidAmerican Realty Services Company, an Iowa corporation (the
"Company"), and each of the institutions which is a signatory to this Second Amendment (collectively, the "Noteholders").


                                    RECITALS:

          A. The Company and each of the Noteholders have heretofore entered into the Note Purchase Agreement dated as of November 1, 1998, as amended by the Amendment, Consent and Waiver dated as of August 27, 1999 (the "First Amendment") ( as so amended the "Note Agreement"), pursuant to which the Company issued its $35,000,000 7.12% Senior Notes Due November 1, 2010 (the "Notes").

          B. The Company desires to enter into a Senior Secured Revolving Credit Agreement (the "Credit Agreement") dated as of September 20, 1999 with various banks or financial institutions from time to time party thereto (the "Bank Lenders"), and as a condition precedent to entering into the Credit Agreement, the Bank Lenders will require the Company to enter into a certain Pledge Agreement dated as of September 20, 1999 (the "Pledge Agreement"), pursuant to which the Company will pledge the capital stock of its Subsidiaries for the ratable benefit of the Noteholders and the Bank Lenders.

          C. The Company and the Noteholders now desire to amend the Note Agreement in the respects, but only in the respects, hereinafter set forth.

          D. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Agreement unless herein defined or the context shall otherwise require.

          E. All requirements of law have been fully complied with and all other acts and things necessary to make this Second Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

         NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Second Amendment set forth in
Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1.           AMENDMENTS.

          1.1. The Note Agreement is amended by amending and deleting all references to "CM Life Insurance Company" contained in the Note Agreement and Notes and substituting in lieu thereof "C.M. Life Insurance Company".

Second Amendment to Note Purchase Agreement

          1.2. Subparagraph (f) of Section 10.6 of the Note Agreement shall be and is hereby amended by deleting the word "and" at the end of such subparagraph and subparagraph (g) of Section 10.6 of the Note Agreement shall be and is hereby amended in its entirety to read as follows:

               (g) any Lien extending, renewing or replacing any Lien permitted by the immediately preceding subparagraphs (a) through (f), inclusive, and the immediately succeeding subparagraph (h) of this Section 10.6, provided that (i) the aggregate principal amount of Debt secured by such Lien immediately prior to such extension, renewal or replacement is not increased or the maturity thereof reduced, (ii) such Lien is not extended to any other property, except for the substitution of property of a similar nature and equal or lesser value than the property securing the Lien immediately prior to such extension, renewal or replacement, and (iii) the aggregate principal amount of Debt being extended, renewed or replaced is permitted by Sections 10.2 and 10.3; and

          1.3. Section 10.6 of the Note Agreement shall be and is hereby amended by adding a new subparagraph (h) thereto which shall read as follows:

               (h) the Lien created by the Pledge Agreement.

          1.4. Subparagraph (e) of Section 11 of the Note Agreement shall be and is hereby amended in its entirety to read as follows:

               (e) any representation or warranty made in writing by or on behalf of the Company or any Subsidiary or by any officer of the Company or any Subsidiary in this Agreement (or any amendment hereto) or the Pledge Agreement (or any amendment thereto) or in any writing furnished in connection with the transactions contemplated hereby or thereby proves to have been false or incorrect in any material respect on the date as of which made; or

          1.5. Section 11 of the Note Agreement shall be and is hereby amended by deleting the "." at the end of subparagraph (j) and substituting in lieu thereof "; or" and by adding a new subparagraph (k) thereto which shall read as follows:

               (k) any default in the performance of or compliance with any term contained in the Pledge Agreement or the Lien created by the Pledge Agreement ceases to be or is not a valid first priority perfected Lien (other than as a result of the termination of the Pledge Agreement in accordance with the terms and provisions thereof).

Second Amendment to Note Purchase Agreement

          1.6. Schedule B of the Note Agreement shall be and is hereby amended by amending the definition of "Priority Debt" in its entirety to read as follows:

               "Priority Debt" means, without duplication, the sum of (a) all Debt of the Company secured by any Lien with respect to any property owned by the Company or any of its Subsidiaries, and (b) all Debt of Subsidiaries (except Debt owed to the Company or a Wholly-Owned Subsidiary); provided that Debt secured by the Pledge Agreement shall be excluded from the definition of Priority Debt.

          1.7. The following shall be added as a new definition in alphabetical order to Schedule B of the Note Agreement:

               "Pledge Agreement" means the Pledge Agreement dated as of September 20, 1999, among the Company, the holders of Notes and certain banks or financial institutions party thereto, pursuant to which the capital stock of certain direct and indirect Subsidiaries of the Company shall be pledged as collateral to secure the obligations of the Company under the Notes and this Agreement and the obligations of the Company owing to certain other creditors from time to time.

SECTION 2.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          2.1. To induce the Noteholders to execute and deliver this Second Amendment (which representations shall survive the execution and delivery of this Second Amendment), the Company represents and warrants to the Noteholders that:

               (a) this Second Amendment has been duly authorized,  executed and delivered by it and this Second Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

               (b) the Note Agreement, as amended by the First Amendment and this Second Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

               (c) the Pledge Agreement has been duly  authorized,  executed and delivered by it and the Pledge Agreement constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization,

Second Amendment to Note Purchase Agreement

          moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

               (d) the pledge and assignment of capital stock pursuant to the terms of the Pledge Agreement, together with the delivery of such capital stock (which delivery has been made), creates a valid and perfected security interest in such capital stock and the proceeds thereof;

               (e) the execution, delivery and performance by the Company of this Second Amendment and the Pledge Agreement (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(e);

               (f) as of the date hereof and after giving effect to this Second Amendment, no Default or Event of Default has occurred which is continuing; and

               (g) all the representations and warranties contained in the Pledge Agreement are true and correct and are incorporated herein by reference with the same force and effect as though they were set forth in full herein.

SECTION 3.     CONDITIONS TO EFFECTIVENESS OF THIS SECOND AMENDMENT.

          3.1. This Second Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

               (a) executed counterparts of this Second Amendment, duly executed by the Company and the holders of at least 51% of the outstanding principal of the Notes, shall have been delivered to the Noteholders;

               (b) executed counterparts of the Pledge Agreement, duly executed by the Company, the Bank Lenders and the Noteholders, shall have been delivered to the Noteholders;

               (c) the representations and warranties of the Company set forth in Section 2 hereof and in the Pledge Agreement are true and correct on and with respect to the date hereof;

Second Amendment to Note Purchase Purchase Agreement

               (d) the Noteholders shall have received the favorable opinion of counsel to the Company as to the matters set forth in Sections 2.1(a), 2.1(b), 2.1(c), 2.1(d) and 2.1(e) hereof, which opinion shall be in form and substance satisfactory to the Noteholders;

               (e) the reasonable fees and expenses of Chapman and Cutler, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this Second Amendment and the Pledge Agreement, have been paid in full,

Upon receipt of all of the foregoing, this Second Amendment shall become effective.

SECTION 4.     MISCELLANEOUS.

          4.1. This Second Amendment shall be construed in connection with and as part of the Note Agreement, and except as modified and expressly amended by this Second Amendment, all terms, conditions and covenants contained in the Note Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

          4.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Second Amendment may refer to the Note Agreement without making specific reference to this Second Amendment but nevertheless all such references shall include this Second Amendment unless the context otherwise requires.

          4.3. The descriptive headings of the various Sections or parts of this Second Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

          4.4. This Second Amendment shall be governed by and construed in accordance with New York law.

Second Amendment to Note Purchase Agreement

          4.5. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Second Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.


                              MIDAMERICAN REALTY SERVICES COMPANY


                              By   /s/ P. J. Goodman
                                   --------------------------------------------
                              Its  Sr. Vice President & Chief Financial Officer
                                   --------------------------------------------

Accepted and Agreed to:

                              MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


                              By   /s/ Mark A. Ahmed
                                   -------------------
                              Its Managing Director
                                   -----------------

Accepted and Agreed to:

                            CM LIFE INSURANCE COMPANY


                              By   /s/ Mark A. Ahmed
                                   -----------------------------
                              Its Managing Director
                                   -----------------------------

Accepted and Agreed to:

                              THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA



                              By    /s/ Thomas M. Donohue
                                   -------------------------------
                              Its  Vice President
                                   -------------------------------